UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 21, 2012

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Today at the American Thoracic Society International Conference in San Francisco, California, GlaxoSmithKline (GSK) presented three posters containing information from Phase 1, Phase 2a and Phase 3a studies with RELOVAIR™.  RELOVAIR™ is a once-daily inhaled corticosteroid (ICS)/long-acting beta-agonist (LABA) combination treatment, comprising fluticasone furoate and vilanterol (FF/VI), currently in development for the treatment of patients with chronic obstructive pulmonary disease (COPD) and patients with asthma, under the LABA collaboration agreement between GSK and Theravance, Inc. (the “Company”).  GSK also presented a poster on a Phase 2a study of a once-daily long-acting muscarinic antagonist (LAMA)/LABA dual bronchodilator GSK573719 (‘719)/VI, an investigational combination medicine being developed under the LABA collaboration between GSK and the Company, for the treatment of patients with COPD.  The four posters are filed as Exhibits 99.1 to 99.4 to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description
Exhibit 99.1	A repeat dose, double-blind, placebo-controlled ‘Through QT/QTc study’ to assess the cardiac safety of fluticasone furoate (FF) and vilanterol (VI) administered in combination

Exhibit 99.2

The effect of fluticasone furoate (FF) alone and in combination with vilanterol (VI) on the early asthmatic response 23h after dosing in patients with mild persistent asthma: results from a 28-day randomized, controlled, crossover study

Exhibit 99.3	Effect of fluticasone furoate (FF)/vilanterol (VI) administered once daily on 24h pulmonary function in patients with COPD: a randomized, three-way, incomplete block, crossover study

Exhibit 99.4	Safety and tolerability of the GSK573719/vilanterol combination in patients with COPD

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: May 21, 2012	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	A repeat dose, double-blind, placebo-controlled ‘Through QT/QTc study’ to assess the cardiac safety of fluticasone furoate (FF) and vilanterol (VI) administered in combination

Exhibit 99.2

The effect of fluticasone furoate (FF) alone and in combination with vilanterol (VI) on the early asthmatic response 23h after dosing in patients with mild persistent asthma: results from a 28-day randomized, controlled, crossover study

Exhibit 99.3	Effect of fluticasone furoate (FF)/vilanterol (VI) administered once daily on 24h pulmonary function in patients with COPD: a randomized, three-way, incomplete block, crossover study

Exhibit 99.4	Safety and tolerability of the GSK573719/vilanterol combination in patients with COPD